[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.5

March 31st, 2023

Third Amendment to Step-In Agreement

between

Vertical Horizons, Ltd.

and

Bank of Utah
(not in its individual capacity but solely as security trustee)

and

Airbus S.A.S.

in respect of
an Amended and Restated Step-In Agreement dated 28 December 2021

THIS THIRD AMENDMENT AGREEMENT (this “Agreement”) is made on March 31st, 2023

BETWEEN

1)    Vertical Horizons, Ltd., an exempted company incorporated with limited liability and existing under the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands (the “Buyer”);

2)    Bank of Utah, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

3)    Airbus S.A.S., a company created under the laws of France and having its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France (“Airbus”)

(the Buyer, the Security Trustee and Airbus, together the “Parties” and each a “Party”).

RECITALS

A.    The Parties entered into an amended and restated step-in agreement dated 28 December 2021 in relation to pre-delivery payment financing of certain aircraft (as amended pursuant to the Amendment Agreement dated 31 March 2022 among the Parties and the Second Amendment Agreement dated 30 June 2022 among the Parties, the “Step-In Agreement”).

B.    Now the Parties wish to amend the Step-In Agreement pursuant to this Agreement.

IT IS AGREED AS FOLLOWS:

1.    Definitions

In this Agreement, unless the context otherwise requires, (i) the capitalised terms used but not defined herein shall have the meaning set forth in the Step-In Agreement and (ii) the following term shall have the meaning set forth below:

“2023 Rescheduled Aircraft” means the Aircraft bearing CAC-IDs [***].

2.    Amendment to the Step-In Agreement (except for Schedule 4)

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

To the extent relating to the 2023 Rescheduled Aircraft, Part B (A321neo Aircraft) of Schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) to the Step-In Agreement shall be amended and restated as quoted in Appendix 1 hereto.

3.    Amendment to Schedule 4 to the Step-In Agreement

3.1    Clause 2.3 (Propulsion System) of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted below:

QUOTE

Each A320 Airframe shall be equipped with a set of two (2) CFM International LEAP-1A26 engines or two (2) International Aero Engines, LLC model PW1127G-JM engines (upon selection such set, the “A320 Propulsion Systems”).

Each A321 Airframe shall be equipped with a set of two (2) CFM International LEAP-1A32 engines, two (2) CFM International LEAP-1A33B2 engines, two (2) IAE PW1133G-JM engines, two (2) IAE PW1133G1-JM engines or [***] (upon selection such set, the “A321 Propulsion Systems”), provided however, [***].

For Aircraft identified in Clause 9.1.1 as having an “Aircraft Rank” from 72 to and including 80, the Buyer has selected the CFM International LEAP-1A26 engines as the A320 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 87, 88, 92, 93, 101, 102 and 103 the Buyer has selected the [***] engines as the A321 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 94, 98, 99, 100,
104, 105, 106, 107,109, 110, 112, 113, 114, 116, 117, 127, 128 and 129 the Buyer
has selected the IAE PW1133G1-JM engines as the A321 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 118 to 121, 123, 124, 126 and 130 to 132 the Buyer has selected the IAE PW 1133-JM engines as the A321 Propulsion Systems.

For Aircraft identified in Clause 9.1.1 having an “Aircraft Rank” 215, 216, 217, 218, 219, 220 and 221 the Buyer shall notify the Seller in writing, no later than [***], of its selection of Propulsion Systems for such Aircraft.

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

UNQUOTE

3.2    To the extent relating to the 2023 Rescheduled Aircraft, the delivery schedule table in Clause 9.1.1 of Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 2 hereto.

3.3    To the extent relating to the 2023 Rescheduled Aircraft, the schedule set out in Exhibit D (Pre-Delivery Payments) in Schedule 4 (Form of Replacement Purchase Agreement) to the Step-In Agreement shall be amended and restated as quoted in Appendix 3 hereto.

4.    REPRESENTATIONS AND WARRANTIES.

Each Party repeats on the date of this Agreement the representations and warranties made by it under clause 2 (Representations and Warranties) of the Step-In Agreement, provided that any references therein to any other capitalized terms shall be to such terms as amended from time to time.

5.    Miscellaneous

Clauses 14 (Confidentiality), 16 (Amendments), 17 (Further Assurance), 20 (Counterparts) and 22 (Governing Law and Jurisdiction) of the Step-In Agreement shall apply to this Agreement mutatis mutandis.

IN WITNESS WHEREOF the Parties hereto have executed this Agreement on the day and year first above written.

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Appendix 1 Amendment Agreement

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Appendix 2 Amendment Agreement

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Appendix 3 Amendment Agreement

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Execution Page – Buyer Amendment Agreement

For and on behalf of VERTICAL HORIZONS, LTD.

/s/ Ellen Christian
__________________________________________________
Name: Ellen Christian
Title: Director

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Execution Page - Security Trustee Amendment Agreement

For and on behalf of BANK OF UTAH (not in its individual capacity but solely as security trustee)

/s/ Kade Baird
___________________________________________________
Name: Kade Baird
Title: Assistant Vice President

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus

Execution Page – Airbus Amendment Agreement

For and on behalf of AIRBUS S.A.S

/s/ Paul Meijers
________________________________________________________________
Name: Paul Meijers
Title: EVP Aircraft Leasing, Trading and Financing

Third Amendment to Step-In Agreement Vertical Horizons / Bank of Utah / Airbus